Exhibit 10.1

November 28, 2007

Bryant R. Riley

Riley Investment Management LLC

11000 Santa Monica Boulevard

Suite 810

Los Angeles, CA 90025

Re:	Integrated Silicon Solution, Inc. (“ISSI” or the “Company”)

Dear Bryant:

This letter is intended to reflect our recent discussions. To confirm your agreement to the matters herein, please sign and return this letter to me.

1) As approved by the ISSI Board of Directors on November 27, 2007, the Company plans to purchase up to $70.0 million of its common stock in a “fixed price” tender offer at $7.00 per share (the “Tender Offer”) pursuant to tender offer materials to be filed by the Company with the Securities and Exchange Commission no later than December 7, 2007 (the “Tender Offer Materials”).

2) Effective upon the closing of the Tender Offer where the Company has purchased and paid for all shares tendered at $7.00 up to $70.0 million (the “Tender Offer Closing”), you and Melvin Keating hereby agree to resign from the Board of Directors of ISSI. Such resignations will be disclosed in the Tender Offer Materials.

4) On the date hereof, you will enter into a Standstill Agreement with ISSI in the form attached hereto as Exhibit A which will become effective immediately upon the closing of the Tender Offer.

5) Upon the Tender Offer Closing, the terms of the letter agreement between you and ISSI dated August 28, 2006, as amended as of November 30, 2006, shall immediately terminate and be of no further force or effect on and after such date.

You and ISSI agree that either party may make the contents of this letter public in order to comply with applicable federal and state securities laws.

Regards,

Integrated Silicon Solution, Inc.

/s/ Jimmy S.M. Lee
Jimmy S.M. Lee, Chairman and CEO

Accepted and agreed to:

Riley Investment Management LLC

By:	/s/ Bryant R. Riley
Bryant R. Riley, Managing Member

Riley Investment Partners Master Fund, L.P.

By:	Riley Investment Management, LLC, its General Partner

By:	/s/ Bryant R. Riley
Bryant R. Riley, Managing Member

/s/ Bryant R. Riley
Bryant R. Riley

B. Riley & Co. Retirement Trust

By:	/s/ Bryant R. Riley
Bryant R. Riley, Trustee

B. Riley & Co., LLC

By:	/s/ Bryant R. Riley
Bryant R. Riley, Chairman

Dated: November 28, 2007